ENDORSEMENT SPLIT-DOLLAR INSURANCE AGREEMENT
                  --------------------------------------------

         THIS AGREEMENT is made as of this 25th day of November, 1997, by and between MICROAGE, INC., a Delaware corporation (hereinafter referred to as "Corporation") and JEFFREY D. McKEEVER (hereinafter referred to as "Insured").

         WHEREAS, Corporation plans to acquire insurance on the Insured's life under a policy issued by Northwestern Mutual Life Insurance Company (hereinafter referred to as "Insurer"); and

         WHEREAS, Corporation wants to assist Insured by paying all premiums due on the policy; and

         WHEREAS, Corporation will be the owner of the insurance policy and as such, will possess all incidents of ownership in and to the policy;

         The parties, therefore, in consideration of the mutual promises contained herein, hereby agree as follows:

                                    ARTICLE I

         A. The Corporation plans to acquire from the Insurer a policy on the life of the Insured in the face amount of $2,444,336.00 (hereinafter referred to as the "Policy"). The policy number, face amount and plan of insurance will be recorded on Schedule A attached to this Agreement and the Policy will then be subject to the terms of this Agreement. The Corporation shall be the sole and absolute owner of the Policy, and may exercise all ownership rights granted to the owner thereof by the terms of the Policy, except as provided herein.
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         B. The  Insured  may select the  settlement  option for  payment of the death benefit provided under the Policy and the beneficiary or beneficiaries to receive the portion of policy proceeds to which the Insured is entitled hereunder, by specifying the same in a written notice to the Corporation. Upon receipt of such notice, the Corporation shall execute and deliver to the Insurer the forms necessary to elect the requested settlement option and to designate the requested person, persons or entity as the beneficiary or beneficiaries to receive the death proceeds of the Policy in excess of the amount to which the Corporation is entitled hereunder. The parties hereto agree to take all action
necessary  to  cause  the  beneficiary   designation  and  settlement   election
provisions of the Policy to confirm to the provisions hereof. The Corporation shall not terminate, alter or amend such designation or election without the express written consent of the Insured.

                                   ARTICLE II

         All premiums due on the Policy which shall be FORTY-FOUR THOUSAND DOLLARS ($44,000.00) per year, shall be paid by Corporation until the first to occur of (i) the death of the Insured, or (ii) Insured's termination of employment with Corporation. The Corporation shall annually furnish the Insured a Statement of the amount of income reportable by the Insured for federal and state income tax purposes.

                                   ARTICLE III

         A. Any dividend declared on the Policy shall be applied, under the fifth dividend option, to purchase one (1) year term insurance on the life of the Insured, in an amount equal to the cash value of the Policy (as defined therein), as of the next anniversary date thereof. If the premium for such term insurance is less than the amount of such dividend, then the balance of such dividend shall be used to reduce the premiums payable on the Policy. If such dividend is not adequate to purchase
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the required  amount of one (1) year term  insurance on the life of the Insured, then the entire dividend shall be applied to purchase such term insurance on the life of the Insured. The parties hereto agree that the dividend election provisions of the Policy shall conform to the provisions hereof.

         B. Contemporaneously with the execution of this Agreement, the Corporation has executed a beneficiary designation for and/or an endorsement to the Policy, under the form used by the Insurer for such designations, in order to secure the Corporation's recovery of the amount of the premiums on the Policy paid by the Corporation hereunder. Such beneficiary designation or endorsement shall not be terminated, altered or amended by the Corporation, without the express written consent of the Insured. The parties hereto agree to take all action necessary to cause such beneficiary designation or endorsement to conform to the provisions of this Agreement.

         C. Except as otherwise provided herein, the Corporation shall not sell, assign, transfer, surrender or cancel the Policy, change the beneficiary designation provision thereof, nor terminate the dividend election thereof without, in any such case, the express written consent of the Insured.

         D. The Corporation may pledge or assign the Policy, subject to the terms and conditions of this Agreement, for the sole purpose of securing a loan from the Insurer or from a third party. The amount of such loan, including accumulated interest thereon, shall not exceed the lesser of (i) the amount of the premiums on the Policy paid by the Corporation hereunder, or (ii) the cash surrender value of the Policy (as defined therein) as of the date to which premiums have been paid. Interest charges on such loan shall be paid by the Corporation. If the Corporation so encumbers the Policy, other than by a policy loan from the Insurer, then, upon the death of the Insured or upon the election of the Insured hereunder to purchase the Policy from the Corporation, the Corporation shall promptly take all action necessary to secure the release or discharge of such encumbrance.
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                                   ARTICLE IV

         In the event of the death of Insured, the proceeds of the Policy shall be divided into two parts and paid by Insurer as follows:

         Part A - Upon the death of the Insured,  the Corporation shall have the unqualified right to receive a portion of such death benefit equal to the total amount of premiums paid, the then cash surrender value of the Policy, or the amount by which the death benefit exceeds $2,000,000, whichever is greater, reduced by any indebtedness against the Policy existing at the death of the Insured (including any interest due on such indebtedness). In no event shall the amount payable to the Corporation hereunder exceed the Policy proceeds payable at the death of the Insured. No amount shall be paid from such death benefit to the beneficiary or beneficiaries designated by the Corporation at the direction of the Insured, until the full amount due the Corporation hereunder has been paid. The parties hereto agree that the beneficiary designation provision of the Policy shall conform to the provisions hereof.

         Part B - The balance of the death benefit shall be paid to the beneficiary designated by the Insured.

                                    ARTICLE V

         A. This Agreement shall terminate, during the Insured's lifetime, without notice, upon the occurrence of any of the following events: (a) total cessation of the Corporation's business; (b)
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bankruptcy, receivership or dissolution of the Corporation or (c) termination of
Insured's employment by the Corporation (other than by reason of his death).

                                   ARTICLE VI

         A. For sixty (60) days after the date of the termination of this Agreement during the Insured's lifetime, the Insured shall have the assignable option to purchase the Policy from the Corporation. The purchase price for the Policy shall be the greater of the total amount of the premium payments made by the Corporation hereunder or the then cash surrender value of the Policy, less any indebtedness secured by the Policy which remains outstanding as of the date of such termination, including interest on such indebtedness. Upon receipt of such amount, the Corporation shall transfer all of its right, title and interest in and to the Policy to the Insured or his assignee, by the execution and delivery of an appropriate instrument of transfer.

         B. If the Insured or his assignee fails to exercise such option within such sixty (60) day period, then the Corporation may enforce its right to be repaid for the premiums which it paid hereunder by surrendering or canceling the Policy for its cash surrender value, or it may change the beneficiary designation provisions of the Policy, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policy, without regard to the provisions hereof. Thereafter, neither the Insured, his assignee nor their heirs, assigns or beneficiaries shall have any further interest in and to the Policy, either under the terms thereof or under this Agreement.

                                   ARTICLE VII

         Insurer is not a party to this Agreement and the obligations of Insurer are those set forth in the Policy.
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                                  ARTICLE VIII

         This Agreement shall be binding upon the parties hereto, their heirs, legal representatives, successors and assigns.

                                   ARTICLE IX

         This Agreement may be altered, amended or modified only by written instrument signed by Corporation and the Insured.

                                    ARTICLE X

         This Agreement shall be construed according to the laws of the State of Arizona.

                                   ARTICLE XI

         Insured may add a rider to the Policy for the benefit of his beneficiaries. Upon written request by Corporation, Insured will add a rider to the Policy for the benefit of Corporation. The additional premium for any rider which is added to the Policy will be paid by the party entitled to received the proceeds of the rider.

                                   ARTICLE XXI

         A. The party designated as the "named fiduciary" for the Split-Dollar Plan established by this Agreement shall have the authority to control and manage the operation and administration of such plan; provided however, the Insurer shall be the fiduciary of the plan solely with regard to the review and final decision on a claim or benefits under its Policy as provided in Article XIII Claims Procedure, set forth below.

         B. The Fiduciary may allocate his responsibilities or the operation and administration of the Split-Dollar Plan, including the designation of persons to carry out fiduciary responsibilities under any such plan. He shall erect such allocation of his responsibilities by delivering to the
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Corporation  a written  instrument  signed by him that  specifies the nature and extent of the responsibilities allocated, including, the persons who are designated to carry out these fiduciary responsibilities under the Split-Dollar Plan, together with a signed acknowledgment of their acceptance.

                                  ARTICLE XIII

         The following claims procedure shall apply to the Split-Dollar Plan:

         A. The beneficiary of such Policy shall make a claim for the benefits provided under the Policy in the manner provided in the Policy.

         B. With respect to a claim for benefits under said Policy, the Insurer shall be the entity which reviews and makes decisions on claim denials.

         C. If a claim is wholly or partially denied, notice of the decision, meeting the requirements of paragraph D below, shall be furnished to the claimant within a reasonable period of time after the claim has been filed.

         D. The Insurer shall provide to any claimant who is denied a claim for benefits, written notice setting forth in a manner calculated to be understood by the claimant, the following:

                  1.       The specific reasons for the denial;

                  2. Specific reference to the pertinent Policy or plan provisions on which the denial is based;

                  3.       A   description   of  any   additional   material  or
                           information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;
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                  4.       An explanation of the plan's claim review  procedure,
                           as set forth in paragraph E and F below.

         E. The purpose of the review procedure set forth in this paragraph and in paragraph F below, is to provide a procedure by which a claimant under the Split-Dollar Plan may have a reasonable opportunity to appeal a denial of a claim for a full and fair review. To accomplish that purpose, the claimant or his duly authorized representative:

                  1. May request a review upon written application to the Insurer;

                  2.       May review  pertinent  plan  documents or agreements;
                           and

                  3.       May submit issues and comments in writing.
                           A claimant (or his duly authorized representative) shall request a review by filing a written application for review at any time within sixty (60) days after receipt by the claimant of written notice of the denial of his claim.

         F. A decision on review of a denial of a claim shall be made in the following manner:

                  1. The decision on review shall be made by the Insurer, which may in its discretion hold a hearing on the denied claim. The Insurer shall make its decision promptly, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after receipt of the request for review.

                  2. The decision on review shall be in writing and shall include specific reasons for the decisions, written in a manner calculated to be understood by the
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                           claimant,  and specific  references  to the pertinent
                           Policy or plan provision on which the decision is based.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        MICROAGE, INC., a Delaware Corporation


                                        By /s/ Jeffrey D. McKeever
                                          --------------------------------------
                                             Its
                                                --------------------------------


                                        By /s/ Jeffrey D. McKeever
                                          --------------------------------------
                                           JEFFREY D. McKEEVER
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                                   SCHEDULE A


Face Amount                                                $2,444,336

Policy Number                                                14431834

Plan of Insurance                                   The Northwestern Mutual Life
                                                    Insurance Company
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                                ENDORSEMENT FORM


Appin. No., Contract No.                Date this form is signed:
or Policy No.:  14431834                November 25, 1997

Insured:            JEFFREY D. McKEEVER
Insurance Company:  The Northwestern Mutual Life Insurance Company


The undersigned request and direct the Insurance Company to make the provisions of this form a part of the policy.

All previous designations of payees are hereby revoked. It is hereby requested and directed that:


                                  BENEFICIARIES

(1) In the event of the death of the Insured, MicroAge, Inc., a Delaware corporation, or its successors ("Corporation"), will be the direct beneficiary of an amount equal to the greater of (i) the premiums paid to the Insurance Company by Corporation for the Policy, (ii) the cash surrender value of the Policies, or (iii) the amount by which the death benefit exceeds $2,000,000, reduced by any indebtedness against the Policy existing at the death of the Insured (including any interest due on such indebtedness).

         In the event of Corporation's cessation of business, bankruptcy, receivership or dissolution, Corporation will be the direct beneficiary of an amount equal to the greater of (i) the premiums paid to the Insurance Company by Corporation for the Policy or (ii) the then cash surrender value of the Policy, less any indebtedness secured by the Policy which remains outstanding as of such date (including interest due on such indebtedness).

It is understood and agreed that the Insurance Company will have the right to rely on any statement signed by said Corporation setting forth said Corporation's share of the premium payments referred to above, and any decision made by Insurance Company in reliance upon such statement will be conclusive and will fully protect the Insurance Company.

(2) Jeffrey D. McKeever Revocable Trust (Name of spouse or primary beneficiary) if living and married to the Insured on (his/her) date of death will be the direct beneficiary of any remaining proceeds, and if (he/she) is either not married to Insured or living on Insured's date of death, ______________________ _____________________ (Name of children or secondary beneficiaries) will share equally or by right of representation of any remaining proceeds.
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The Insurance Company will be fully discharged of liability for any action taken by the Insured and for all amounts paid to, or at the direction of, the Insured and will have no obligation as to the use of the amounts. In all dealings with the Insured, the Insurance Company will be fully protected against the claims of every other person. The Insurance Company will not be charged with notice of a change of beneficiary unless written evidence of the change is received at the Insurance Company's Home Office.


                                    OWNERSHIP

(3) The owner of the Policy shall be the Corporation. The Corporation alone may exercise all the rights and privileges specified in the Policy.


                      MODIFICATION OF ASSIGNMENT PROVISIONS

Upon death of the Insured, the interest of any collateral assignee of Corporation will be limited to the portion of the proceeds described in (1) above.

                                        MICROAGE, INC., a Delaware corporation



                                        By /s/ Jeffrey D. McKeever
                                          --------------------------------------
                                           Officer



                                           /s/ Jeffrey D. McKeever
                                        ----------------------------------------
                                           JEFFREY D. McKEEVER
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